

     Form 5500-C/R                     RETURN/REPORT OF EMPLOYEE BENEFIT PLAN                  OMB Nos. 1210-0016
                                                                                                        1210-0089
Department of the Treasury             (WITH FEWER THAN 100 PARTICIPANTS)                         -------------------
 Internal Revenue Service      THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS                        1998
      ___________               104 AND 4065 OF THE EMPLOYEE RETIREMENT INCOME                 --------------------
                               SECURITY ACT OF 1974 AND SECTIONS 6039D, 6047(e),
   Department of Labor        6057(b), AND 6058(a) OF THE INTERNAL REVENUE CODE.                THIS FORM IS OPEN TO
Pension and Welfare Benefits                                                                      PUBLIC INSPECTION
     Administration                                                                            --------------------
       ___________

    Pension Benefit                       SEE SEPARATE INSTRUCTIONS.
  Guaranty Corporation


---------------------------------------------------------------------------------------------------------------------
FOR THE CALENDAR PLAN YEAR 1998 OR FISCAL PLAN YEAR BEGINNING MARCH 1, 1998, AND ENDING FEBRUARY 28, 1999
---------------------------------------------------------------------------------------------------------------------

  If A(1) through A(4), B, C, and/or D do not apply to this year's        FOR IRS USE ONLY
  return/report, leave the boxes unmarked.                                EP-ID
  YOU MUST CHECK EITHER BOX A(5) OR A(6), WHICHEVER IS APPLICABLE.
  SEE INSTRUCTIONS.
A This return/report is:  (1)/ / the first return/report filed for the plan;  (5) FORM 5500-C FILER CHECK HERE...........    / /
                          (2)/ / an amended return/report;                        (Complete only pages 1 and 3 through 6.) (Code
                          (3)/ / the final return/report filed for the plan; or   section 6039D filers see instructions on page 5.)
                          (4)/ / a short plan year return/report (less than   (6) FORM 5500-R FILER CHECK HERE...........    /X/
                                 12 months).                                      (Complete only pages 1 and 2. Detach pages 3
                                                                                  through 6 before filing.) If you checked box
                                                                                  (1) or (3), you must file a Form 5500-C. (See
                                                                                  page 5 of the instructions.)
B Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan.........    / /
C If your plan year changed since the last return/report, check here.....................................................    / /
D If you filed for an extension of time to file this return/report, check here and attach a copy of
    the extension........................................................................................................    / /

-------------------------------------------------------------------------------------------------------------------------

1a  Name and address of plan sponsor (employer, if for a single-employer plan)       1b  Employer identification number (EIN)
    (Address should include room or suite no.)                                               84 0910696
                                                                                     --------------------------------------------
               ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.                                1c  Sponsor's telephone number
               265 TURNER DRIVE                                                              970-247-4943
               DURANGO, CO   81301                                                   ---------------------------------------------
                                                                                     1d  Business code (see instructions, page 18)
                                                                                             311300
                                                                                     ---------------------------------------------
                                                                                     1e  CUSIP issuer number
                                                                                              N/A
----------------------------------------------------------------------------------------------------------------------------------
2a Name and address of plan administrator (if same as plan sponsor, enter "Same")    2b  Administrator's EIN

                        SAME
                                                                                     ---------------------------------------------
                                                                                     2c  Administrator's telephone number

----------------------------------------------------------------------------------------------------------------------------------
3   If the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report in lines 3a and/or 3b and complete line 3c.

  a  Sponsor ________________________________________________________________________ EIN _______________ Plan number ____________

  b  Administrator __________________________________________________________________ EIN ________________________________________

  c If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."

----------------------------------------------------------------------------------------------------------------------------------
4   ENTITY CODE. (If not shown, enter the applicable code from page 8 of the instructions.)   A
----------------------------------------------------------------------------------------------------------------------------------
5a  Name of plan     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. 401(K) PLAN               5b  Effective date of plan (mo., day, yr.)
                     ----------------------------------------------------------------          6-01-94
-------------------------------------------------------------------------------------  -------------------------------------------
                                                                                      5c  Three-digit
-------------------------------------------------------------------------------------
    ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE                                 plan number        001
6a  /  /  Welfare benefit plan   6b / X / Pension benefit plan                        --------------------------------------------
    (Enter the applicable codes from page 9 of the instructions in the boxes.)    )    2
                                                                                  )   --------------------------------------------

                                                                                      --------------------------------------------

6c Pension plan features. (Enter the applicable pension plan feature codes
   from page 9 of the instructions in the boxes.)                                     --------------------------------------------
                                                                                       C   G   K
                                                                                      --------------------------------------------

6d /  /  Fringe benefit plan.  Attach Schedule F (Form 5500). See instructions.
----------------------------------------------------------------------------------------------------------------------------------
Caution:  A PENALTY FOR THE LATE OR INCOMPLETE FILING OF THIS RETURN/REPORT WILL BE ASSESSED UNLESS REASONABLE CAUSE IS
ESTABLISHED
----------------------------------------------------------------------------------------------------------------------------------
   Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor              /s/ Bryan J. Merryman                        Date  8/25/99
                                  ----------------------------------------------------------      -------------------------------
Type or print name of individual signing above      Bryan J. Merryman           COO & CFO
                                               ----------------------------------------------------------------------------------
Signature of plan administrator                 /s/ Bryan J. Merryman                        Date  8/25/99
                                  ----------------------------------------------------------      -------------------------------

Type or print name of individual signing above      Bryan J. Merryman           COO & CFO
                                               ----------------------------------------------------------------------------------
__________________________________________________________________________________________________________________________________
FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500-C/R.       Cat. No. 10957K            Form 5500-C/R (1998)

Rocky Mountain Chocolate Factory, Inc.                                84-0910696

Form 5500-C/R (1998)  FORM 5500-R FILERS, COMPLETE PAGES 1 AND 2 ONLY. FORM 5500-C FILERS, COMPLETE PAGE 1, SKIP PAGE 2,
                      AND COMPLETE PAGES 3 THROUGH 6.                                                                         Page 2
------------------------------------------------------------------------------------------------------------------------------------
 6e  Check investment arrangement(s):
     (1) / / Master trust          (2) / / Common/Collective trust          (3) /X/ Pooled separate account              YES    NO
------------------------------------------------------------------------------------------------------------------------------------
 7a  Total participants: (1) At the beginning of plan year   112             (2) At the end of plan year   116
                                                          ----------                                    --------
  b  Enter number of participants with account balances at the end of the plan year (defined benefit plans do not complete this item)  91
                            ------
  c  (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit
         for which a Schedule SSA (Form 5500) is required to be attached? (See instructions.).................. 7c(1)            X
                                                                                                                --------------------
     (2) If "Yes," enter the number of separated participants required to be reported
------------------------------------------------------------------------------------------------------------------------------------
 8a  Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year
                                                                                                    ----------  8a               X
  b  Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan,
     or brought under the control of PBGC?                                                                      8b               X
  c  If line 8a is "Yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control
     of PBGC?                                                                                                   8c
------------------------------------------------------------------------------------------------------------------------------------
 9   Is this a plan established or maintained pursuant to one or more collective bargaining agreements?........ 9                X
------------------------------------------------------------------------------------------------------------------------------------
10   If any benefits are provided by an insurance company, insurance service, or similar organization, enter
     the number of Schedules A (Form 5500), Insurance Information, that are attached. If none, enter -0-.       1
------------------------------------------------------------------------------------------------------------------------------------
11a  (1) Were any plan amendments adopted during this plan year?...............................................11a(1)            X
     (2) Enter the date the most recent amendment was adopted   Month  5    Day  27   Year 94
  b  If the line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any participant?..........................................................................................11b
  c  If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description or summary description of modifications available at the time of the amendment?...............11c
  d  If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 11c been furnished to participants? (see instructions)............11d
------------------------------------------------------------------------------------------------------------------------------------
12a  If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced a
     funding deficiency for this plan year? (See instructions.)................................................12a                X
  b  If line 12a is "Yes," have you filed Form 5330 to pay the excise tax?.....................................12b
  c  Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the
     end of the plan year? (See instructions.).................................................................12c                X
  d  If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to the change.............................................................................................12d
------------------------------------------------------------------------------------------------------------------------------------
13a  Total plan assets as of the beginning     495,334     and end     619,640     of the plan year
  b  Total liabilities as of the beginning        0        and end        0        of the plan year
  c  Net assets as of the beginning            495,334     and end     619,640     of the plan year
------------------------------------------------------------------------------------------------------------------------------------
14   For this plan year, enter:  a  Plan income     194,391               d Plan contributions     213,762
                                 b  Expenses         70,085               e Total benefits paid     69,973
                                 c  Net income (loss)(subtract 14b from 14a)     124,306
------------------------------------------------------------------------------------------------------------------------------------
15   You may NOT use N/A in response to lines 15a through 15o. If you check "Yes," you must enter a dollar      YES    NO    AMOUNT
     amount in the amount column. DURING THIS PLAN YEAR:
  a  Was this plan covered by a fidelity bond?............................................................ 15a  X            50,000
  b  If line 15a is "Yes," enter the name of the surety company   Hartford Fire Insurance Co.
  c  Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty?............ 15c         X
  d  Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more
     interest in the employer, or relatives of any such persons?.......................................... 15d         X
  e  Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the
     employer, or relatives of any such persons?.......................................................... 15e         X
  f  Did the plan acquire or hold any employer security or employer real property?........................ 15f  X           158,528
  g  Has the plan granted an extension on any delinquent loan owed to the plan?........................... 15g         X
  h  Were any participant contributions transmitted to the plan more than 31 days after receipt or
     withholding by the employer?......................................................................... 15h         X
  i  Were any loans by the plan or fixed income obligations due the plan classified as uncollectible
     or in default as of the close of the plan year?...................................................... 15i         X
  j  Has any plan fiduciary had a financial interest in excess of 10% in any party providing services to
     the plan or received anything of value from any such party?.......................................... 15j         X
  k  Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage,
     parcel of real estate, or partnership/joint venture interests?....................................... 15k  X           158,528
  l  Did the plan at any time engage in any transaction or series of related transactions involving 20%
     or more of the current value of plan assets?......................................................... 15l         X
  m  Were there any noncash contributions made to the plan the value of which was set without an appraisal
     by an independent third party?....................................................................... 15m         X
  n  Were there any purchases of nonpublicly traded securities by the plan the value of which was set
     without an appraisal by an independent third party?.................................................. 15n         X
  o  Has the plan reduced or failed to provide any benefit when due under the plan because of
     insufficient assets?................................................................................. 15o         X
------------------------------------------------------------------------------------------------------------------------------------
16a  Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance
     program?     / / Yes     /X/ No     / / Not determined
  b  If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
     Employer identification number                                       Plan number
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]                  12/31/1998 FUND STATEMENT

                                                        POOLED SEPARATE ACCOUNT-
                                                        MONEY MARKET

                  BALANCE SHEET
---------------------------------------------------
                     ASSETS
Bonds                                $1,620,925,341
Bank Deposits                               341,048
Receivable From Principal Life
    Insurance Company                    34,050,059
                                     --------------
Total Assets                         $1,655,316,448
                                     --------------
                                     --------------

                LIABILITIES

Unallocated Reserves                 $1,655,010,165
Remitted & Items Not Allocated              306,283
                                     --------------
Total Liabilities                     1,655,316,448
Surplus                                           0
                                     --------------
Total Liabilities and Surplus        $1,655,316,448
                                     --------------
                                     --------------

                        SUMMARY OF CHANGES IN NET RESERVES
-----------------------------------------------------------------------------------
                                    OPERATIONS
-----------------------------------------------------------------------------------
Investment Income:
  Interest Income                                                    $  81,147,574
Expenses:
  Management Fees                                                        7,921,494
                                                                     -------------
Net Increase (Decrease) in Net Reserves
  Resulting From Operations                                             73,226,080
Customer Unit Transactions:
  Deposits and Net Transfers                      705,716,933
  Annuity and Benefit Payments                   (251,882,018)
  Funds Withdrawn                                (200,940,728)
  Plan Expenses                                    (4,808,757)
                                                 ------------
Net Increase (Decrease) in Net Reserves
  Resulting from Unit Transactions                                     248,085,430
                                                                     -------------
Total Increase (Decrease) in Reserves                                $ 321,311,510
                                                                     -------------
                                                                     -------------


The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                  12/31/1998 FUND STATEMENT

                                                        POOLED SEPARATE ACCOUNT-
                                                        BOND & MORTGAGE

                        BALANCE SHEET
---------------------------------------------------------------
                           ASSETS
Bonds                                           $ 2,173,289,236
Preferred Stock                                      13,791,809
Mortgage Loans                                      715,283,958
Real Estate                                          27,834,027
Bank Deposits                                         3,664,093
Adjustments to Investments
  to Reflect Market Value                           116,993,554
Investment Income Due & Accrued                      32,815,059
Prepaid Expenses and Taxes                               10,613
Receivable From Principal Life
  Insurance Company                                  21,856,888
                                                ---------------
Total Assets                                    $ 3,105,539,237
                                                ---------------
                                                ---------------

                     LIABILITIES

Unallocated Reserves                            $ 3,037,286,799
Expenses & Taxes Due and Accrued                         10,677
Unearned Investment Income                              222,873
Remitted & Items Not Allocated                        3,407,579
Payable for Investments Purchased                    63,202,696
Rental Guarantee Agreement                               16,631
Security Deposits Retained by
  Principal Life Insurance Company                    1,391,982
                                                ---------------
Total Liabilities                               $ 3,105,539,237
Surplus                                                       0
                                                ---------------
Total Liabilities and Surplus                   $ 3,105,539,237
                                                ---------------
                                                ---------------

                        SUMMARY OF CHANGES IN NET RESERVES
-----------------------------------------------------------------------------------
                                    OPERATIONS
-----------------------------------------------------------------------------------
Investment Income:
  Dividend Income                                   1,051,746
  Interest Income                                 190,334,327
  Rental Income                                     4,184,052
  Investment Fee Income                               281,008
  Change In Investment Income
    Earned But Not Collected                        7,012,500
    Unearned Investment Income                        222,873
                                                 ------------
Total Income                                                         $ 203,086,506

Expenses:
  Management Fees                                  15,327,551
  Real Estate Expenses                                999,122
  Taxes                                               438,816
  Other                                               735,901           17,501,390
                                                 ------------        -------------
Net Investment Income                                                  185,585,116
Realized and Unrealized Gain (Loss):
  Realized Gain (Loss)                             11,201,856
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                                 15,255,064
                                                 ------------
Net Gain (Loss)                                                         26,456,920
                                                                     -------------
Net Increase (Decrease) in Net Reserves
  Resulting From Operations                                            212,042,036
Customer Unit Transactions:
  Deposits and Net Transfers                      676,096,945
  Annuity and Benefit Payments                   (185,198,262)
  Funds Withdrawn                                (187,187,635)
  Plan Expenses                                    (4,341,875)
                                                 ------------
Net Increase (Decrease) in Net Reserves
  Resulting From Unit Transactions                                     299,369,173
                                                                     -------------
Total Increase (Decrease) in Reserves                                $ 511,411,209
                                                                     -------------
                                                                     -------------


The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                  12/31/1998 FUND STATEMENT

                                                        POOLED SEPARATE ACCOUNT-
                                                        GOVERNMENT SECURITIES

                        BALANCE SHEET
---------------------------------------------------------------
                           ASSETS
Bonds                                           $   518,746,275
Bank Deposits                                             8,818
Adjustments to Investments
  to Reflect Market Value                            13,273,070
Investment Income Due & Accrued                       2,722,995
Receivable From Principal Life
  Insurance Company                                  10,037,260
                                                ---------------
Total Assets                                    $   544,788,418
                                                ---------------
                                                ---------------

                     LIABILITIES

Unallocated Reserves                            $   515,872,919
Payable for Investments Purchased                    28,915,499
                                                ---------------
Total Liabilities                               $   544,788,418
Surplus                                                       0
                                                ---------------
Total Liabilities and Surplus                   $   544,788,418
                                                ---------------
                                                ---------------

                        SUMMARY OF CHANGES IN NET RESERVES
-----------------------------------------------------------------------------------
                                    OPERATIONS
-----------------------------------------------------------------------------------
Investment Income:
  Interest Income                                  25,906,485
  Change In Investment Income
    Earned But Not Collected                        1,099,202
                                                 ------------
Total Income                                                         $  27,005,687
Expenses:
  Management Fees                                                        2,356,641
                                                                     -------------
Net Investment Income                                                   24,649,046
Realized and Unrealized Gain (Loss):
  Realized Gain (Loss)                                 82,890
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                                  4,640,043
                                                 ------------
Net Gain (Loss)                                                          4,722,933
                                                                     -------------
Net Increase (Decrease) in Net Reserves
  Resulting From Operations                                             29,371,979
Customer Unit Transactions:
  Deposits and Net Transfers                      241,215,000
  Annuity and Benefit Payments                    (34,978,197)
  Funds Withdrawn                                 (21,162,927)
  Plan Expenses                                      (936,500)
                                                 ------------
Net Increase (Decrease) in Net Reserves
  Resulting From Unit Transactions                                     184,137,376
                                                                     -------------
Total Increase (Decrease) in Reserves                                $ 213,509,355
                                                                     -------------
                                                                     -------------


The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                  12/31/1998 FUND STATEMENT

                                                        POOLED SEPARATE ACCOUNT-
                                                        BOND EMPHASIS

                        BALANCE SHEET
---------------------------------------------------------------
                           ASSETS
Investment in Principal Life Insurance
  Company Separate Account:
    Bond & Mortgage                              $ 138,575,858
    Government Securities                           92,550,680
    U.S. Stock                                      15,894,582
    International Stock                             52,199,967
    Real Estate                                     49,385,537
    Large Company Value                             16,001,677
    Small Company Value                              4,408,822
    Large Company Growth                            10,380,965
    Small Company Growth                             2,101,458
Adjustments to Investments
  to Reflect Market Value                           45,248,302
Remitted and Items Not Allocated                     8,802,635
                                                 -------------
Total Assets                                     $ 435,550,483
                                                 -------------
                                                 -------------

                     LIABILITIES

Unallocated Reserves                             $ 435,550,483
                                                 -------------
Total Liabilities                                $ 435,550,483
Surplus                                                      0
                                                 -------------
Total Liabilities and Surplus                    $ 435,550,483
                                                 -------------
                                                 -------------

                        SUMMARY OF CHANGES IN NET RESERVES
-----------------------------------------------------------------------------------
                                    OPERATIONS
-----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss):
  Realized Gain (Loss)                             24,362,073
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                                 10,242,617
                                                 ------------
Net Increase (Decrease) in Net Reserves
  Resulting From Operations                                          $  34,604,690
Customer Unit Transactions:
  Deposits and Net Transfers                      143,066,582
  Annuity and Benefit Payments                    (26,386,695)
  Funds Withdrawn                                 (20,952,611)
  Plan Expenses                                      (874,820)
                                                 ------------
Net Increase (Decrease) in Net Reserves
  Resulting From Unit Transactions                                      94,852,456
                                                                     -------------
Total Increase (Decrease) in Reserves                                $ 129,457,146
                                                                     -------------
                                                                     -------------


The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                   12/31/1997 FUND STATEMENT

                                                       POOLED SEPARATE ACCOUNT-
                                                       STOCK EMPHASIS
                               BALANCE SHEET
--------------------------------------------------------------------
                           ASSETS

Investment in Principal Life
Insurance Company Separate Account:
  Bond & Mortgage                                      $138,202,219
  Government Securities                                  92,412,833
  U.S. Stock                                             90,930,815
  International Stock                                   124,430,905
  Real Estate                                           163,278,018
  Large Company Value                                    97,918,035
  Small Company Value                                    28,709,439
  Large Company Growth                                   62,514,676
  Small Company Growth                                    9,138,745
Adjustments to Investments
  to Reflect Market Value                               116,015,540
Remitted and Items Not Allocated                          9,991,234
                                                       ------------

Total Assets                                           $933,542,459
                                                       ------------
                                                       ------------

--------------------------------------------------------------------
                         LIABILITIES
Unallocated Reserves                                   $933,542,459
                                                       ------------
Total Liabilities                                       933,542,459

Surplus                                                           0
                                                       ------------



Total Liabilities and Surplus                          $933,542,459
                                                       ------------
                                                       ------------


                      SUMMARY OF CHANGES IN NET RESERVES
-------------------------------------------------------------------
                                    OPERATIONS
Realized and Unrealized Gain(Loss):
  Realized Gain(Loss)                   52,148,942
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                      40,882,956
                                       -----------
Net Increase(Decrease) in Net Reserves
  Resulting From Operations                                 $ 93,031,898
Customer Unit Transactions:
  Deposits and Net Transfers           248,589,487
  Annuity and Benefit Payments         (59,925,994)
  Funds Withdrawn                      (40,333,080)
  Plan Expenses                         (2,232,806)
                                       -----------
Net Increase(Decrease) in Net Reserves
  Resulting From Unit Transactions                           146,097,607
                                                            ------------

Total Increase(Decrease) in Reserves                        $239,129,505
                                                            ------------
                                                            ------------

The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                   12/31/1997 FUND STATEMENT

                                                       POOLED SEPARATE ACCOUNT-
                                                       MEDIUM COMPANY BLEND
                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                               $   48,200,788
Common Stock                                           949,236,711
Bank Deposits                                              210,054
Adjustments to Investments
  to Reflect Market Value                              110,782,629
Investment Income Due & Accrued                            636,751
Remitted and Items Not Allocated                        11,703,474
Receivable From Principal Life
  Insurance Company                                      5,291,466
                                                    --------------

Total Assets                                        $1,126,061,873
                                                    --------------
                                                    --------------

-------------------------------------------------------------------
                              LIABILITIES
Unallocated Reserves                                $1,109,832,355
Payable for Investments Purchased                       16,229,518
                                                    --------------

Total Liabilities                                    1,126,061,873
Surplus                                                          0
                                                    --------------

Total Liabilities and Surplus                       $1,126,061,873
                                                    --------------
                                                    --------------


                      SUMMARY OF CHANGES IN NET RESERVES
-------------------------------------------------------------------
                                    OPERATIONS
Investment Income:
  Dividend Income                        9,652,412
  Interest Income                        6,553,803
  Change in Investment Income
      Earned But Not Collected            (275,470)
                                     -------------
Total Income                                              $   15,930,745
Expenses:
  Management Fees                                              6,589,226
                                                          --------------
Net Investment Income                                          9,341,519
Realized and Unrealized Gain(Loss):
  Realized Gain(Loss)                  141,388,247
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                     (89,326,994)
                                     -------------
Net Gain(Loss)                                                52,061,253
                                                          --------------
Net Increase(Decrease) in Net Reserves
  Resulting From Operations                                   61,402,772
Customer Unit Transactions:
  Deposits and Net Transfers           258,034,823
  Annuity and Benefit Payments         (69,769,783)
  Funds Withdrawn                      (69,340,360)
  Plan Expenses                         (2,647,546)
                                     -------------
Net Increase(Decrease) in Net Reserves
  Resulting From Unit Transactions                           116,277,134
                                                          --------------

Total Increase(Decrease) in Reserves                      $  177,679,906
                                                          --------------
                                                          --------------

The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1998 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              MEDIUM COMPANY VALUE

                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                               $   13,933,902
Common Stock                                           902,709,779
Bank Deposits                                               58,066
Adjustments to Investments
  to Reflect Market Value                              109,357,812
Investment Income Due & Accrued                            941,399
Receivable From Principal Life
  Insurance Company                                      4,240,486
                                                    --------------

Total Assets                                        $1,031,241,444
                                                    --------------
                                                    --------------

-------------------------------------------------------------------
                              LIABILITIES
Unallocated Reserves                                $1,028,764,037
Remitted & Items Not Allocated                             109,136
Payable for Investments Purchased                        2,368,271
                                                    --------------

Total Liabilities                                    1,031,241,444
Surplus                                                          0
                                                      ------------

Total Liabilities and Surplus                       $1,031,241,444
                                                    --------------
                                                    --------------


                      SUMMARY OF CHANGES IN NET RESERVES
-------------------------------------------------------------------
                                    OPERATIONS
Investment Income:
  Dividend Income                       27,255,147
  Interest Income                          907,620
  Change in Investment Income
      Earned But Not Collected              (5,310)
                                       -----------
Total Income                                                $ 28,157,457
Expenses:
  Management Fees                                              6,084,897
                                                            ------------
Net Investment Income                                         22,072,560
Realized and Unrealized Gain(Loss):
  Realized Gain(Loss)                   61,820,407
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                     (59,062,218)
                                       -----------
Net Gain(Loss)                                                 2,758,189
                                                            ------------
Net Increase(Decrease) in Net Reserves
  Resulting From Operations                                   24,830,749
Customer Unit Transactions:
  Deposits and Net Transfers           250,999,044
  Annuity and Benefit Payments         (68,085,012)
  Funds Withdrawn                      (65,398,343)
  Plan Expenses                         (2,323,234)
                                       -----------
Net Increase(Decrease) in Net Reserves
  Resulting From Unit Transactions                           115,192,455
                                                            ------------

Total Increase(Decrease) in Reserves                        $140,023,204
                                                            ------------
                                                            ------------

The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1998 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              REAL ESTATE

                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                               $   53,770,815
Common Stock                                            54,500,804
Real Estate                                            718,277,058
Bank Deposits                                              757,959
Notes Receivable                                           169,245
Adjustments to Investments
  to Reflect Market Value                               19,952,984
Investment Income Due & Accrued                          5,209,763
Prepaid Expenses and Taxes                                 342,299
                                                    --------------
Receivable From Principal Life
  Insurance Company                                      7,863,441

Total Assets                                        $  860,844,368
                                                    --------------
                                                    --------------

-------------------------------------------------------------------
                              LIABILITIES
Unallocated Reserves                                $  841,833,068
Expenses & Taxes Due and Accrued                        14,966,051
Unearned Investment Income                                  43,151
Remitted & Items Not Allocated                             245,887
Security Deposits Retained by
  Principal Life Insurance Company                       3,756,211
                                                    --------------

Total Liabilities                                      860,844,368
Surplus                                                          0
                                                      ------------

Total Liabilities and Surplus                       $  860,844,368
                                                    --------------
                                                    --------------


                      SUMMARY OF CHANGES IN NET RESERVES
-------------------------------------------------------------------
                                    OPERATIONS
Investment Income:
  Dividend Income                        2,933,621
  Interest Income                        3,053,376
  Rental Income                         79,770,453
  Change in:
    Investment Income
      Earned But Not Collected           2,029,479
    Unearned Investment Income              43,151
                                       -----------
Total Income                                                $ 87,830,080
Expenses:
  Management Fees                        8,219,727
  Real Estate Expenses                  26,011,627
  Taxes                                  9,762,920
  Other                                     78,924            44,073,198
                                       -----------          ------------
Net Investment Income                                         43,756,882
Realized and Unrealized Gain(Loss):
  Realized Gain(Loss)                     (360,649)
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                      23,383,745
                                       -----------
Net Gain(Loss)                                                23,023,096
                                                            ------------
Net Increase(Decrease) in Net Reserves
  Resulting From Operations                                   66,779,978
Customer Unit Transactions:
  Deposits and Net Transfers           211,244,066
  Annuity and Benefit Payments         (28,677,744)
  Funds Withdrawn                      (20,907,355)
  Plan Expenses                           (894,693)
                                       -----------
Net Increase(Decrease) in Net Reserves
  Resulting From Unit Transactions                           160,764,274
                                                            ------------

Total Increase(Decrease) in Reserves                        $227,544,252
                                                            ------------
                                                            ------------

The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1998 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              STOCK INDEX

                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                               $    4,048,178
Common Stock                                         2,764,243,050
Bank Deposits                                               58,276
Adjustments to Investments
  to Reflect Market Value                            1,657,400,082
Investment Income Due & Accrued                          4,642,866
Receivable From Principal Life
  Insurance Company                                     69,613,338
                                                    --------------

Total Assets                                        $4,500,005,790
                                                    --------------
                                                    --------------

-------------------------------------------------------------------
                              LIABILITIES
Unallocated Reserves                                $4,497,327,043
Remitted & Items Not Allocated                              28,474
Payable for Investments Purchased                        2,650,273
                                                    --------------

Total Liabilities                                    4,500,005,790
Surplus                                                          0
                                                      ------------

Total Liabilities and Surplus                       $4,500,005,790
                                                    --------------
                                                    --------------


                      SUMMARY OF CHANGES IN NET RESERVES
-------------------------------------------------------------------
                                    OPERATIONS
Investment Income:
  Dividend Income                       49,855,357
  Interest Income                          524,932
  Change in Investment Income
      Earned But Not Collected           1,314,479
                                     -------------
Total Income                                                $ 51,694,768
Expenses:
  Management Fees                                             16,202,354
                                                          --------------
Net Investment Income                                         35,492,414
Realized and Unrealized Gain(Loss):
  Realized Gain(Loss)                   17,067,207
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                     799,457,957
                                     -------------
Net Gain(Loss)                                               816,525,164
                                                          --------------
Net Increase(Decrease) in Net Reserves
  Resulting From Operations                                  852,017,578
Customer Unit Transactions:
  Deposits and Net Transfers         1,558,879,898
  Annuity and Benefit Payments        (211,996,209)
  Funds Withdrawn                     (203,408,482)
  Plan Expenses                         (6,790,355)
                                     -------------
Net Increase(Decrease) in Net Reserves
  Resulting From Unit Transactions                         1,136,684,852
                                                          --------------

Total Increase(Decrease) in Reserves                       1,982,080,273
Contributed Surplus                                            6,622,157
                                                          --------------
                                                          $1,988,702,430
                                                          --------------
                                                          --------------

The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1998 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              U.S. STOCK

                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                               $  134,565,978
Common Stock                                         7,243,584,589
Bank Deposits                                               53,302
Adjustments to Investments
  to Reflect Market Value                            1,119,560,928
Investment Income Due & Accrued                         13,014,023
Receivable From Principal Life
  Insurance Company                                     34,282,791
                                                    --------------

Total Assets                                        $8,545,061,611
                                                    --------------
                                                    --------------

-------------------------------------------------------------------
                              LIABILITIES
Allocated Annuities Reserve                         $  110,682,641
Unallocated Reserves                                 8,422,436,392
Remitted & Items Not Allocated                           8,830,282
Payable for Investments Purchased                        3,112,296
                                                    --------------

Total Liabilities                                    8,545,061,611
Surplus                                                          0
                                                    --------------

Total Liabilities and Surplus                       $8,545,061,611
                                                    --------------
                                                    --------------


                      SUMMARY OF CHANGES IN NET RESERVES
-------------------------------------------------------------------
                                    OPERATIONS
Investment Income:
  Dividend Income                      161,346,028
  Interest Income                        3,849,361
  Investment Fee Income                        817
  Change in Investment Income
      Earned But Not Collected           1,441,961
                                     -------------
Total Income                                              $  166,638,167
Expenses:
  Management Fees                                             48,419,252
                                                          --------------
Net Investment Income                                        118,218,915
Realized and Unrealized Gain(Loss):
  Realized Gain(Loss)                1,461,274,287
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                    (451,281,275)
                                     -------------
Net Gain(Loss)                                             1,009,993,012
                                                          --------------
Net Increase(Decrease) in Net Reserves
  Resulting From Operations                                1,128,211,927
Customer Unit Transactions:
  Deposits and Net Transfers           344,095,250
  Annuity and Benefit Payments        (505,133,221)
  Funds Withdrawn                     (777,298,588)
  Plan Expenses                        (11,350,115)
                                     -------------
Net Increase(Decrease) in Net Reserves
  Resulting From Unit Transactions                          (949,686,674)
                                                          --------------

Total Increase(Decrease) in Reserves                      $  178,525,253
                                                          --------------
                                                          --------------

The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1998 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              INTERNATIONAL STOCK

                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                               $   74,269,880
Common Stock                                         2,359,568,967
Bank Deposits                                               57,673
Adjustments to Investments
  to Reflect Market Value                              360,084,880
Investment Income Due & Accrued                          4,314,124
Receivable for Investments Sold                            892,155
Foreign Tax Receivable                                   1,471,914
Receivable From Principal Life
  Insurance Company                                     10,830,154
                                                    --------------

Total Assets                                        $2,811,489,747
                                                    --------------
                                                    --------------

-------------------------------------------------------------------
                              LIABILITIES
Unallocated Reserves                                $2,811,267,472
Remitted & Items Not Allocated                             222,275
                                                    --------------

Total Liabilities                                    2,811,489,747
Surplus                                                          0
                                                    --------------

Total Liabilities and Surplus                       $2,811,489,747
                                                    --------------
                                                    --------------


                      SUMMARY OF CHANGES IN NET RESERVES
-------------------------------------------------------------------
                                    OPERATIONS
Investment Income:
  Dividend Income                       70,189,128
  Interest Income                       10,718,124
  Investment Fee Income                    (72,884)
  Change in Investment Income
      Earned But Not Collected            (883,962)
                                     -------------
Total Income                                              $   79,950,406
Expenses:
  Management Fees                       21,726,587
  Custodian Fees                         1,145,950
  Other                                     13,795            22,886,332
                                     -------------        --------------
Net Investment Income                                         57,064,074
Realized and Unrealized Gain(Loss):
  Realized Gain(Loss)                  284,471,460
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                     (83,784,230)
                                     -------------
Net Gain(Loss)                                               200,687,230
                                                          --------------
Net Increase(Decrease) in Net Reserves
  Resulting From Operations                                  257,751,304
Customer Unit Transactions:
  Deposits and Net Transfers           304,940,856
  Annuity and Benefit Payments        (167,322,284)
  Funds Withdrawn                     (148,951,433)
  Plan Expenses                         (4,768,539)
                                     -------------
Net Increase(Decrease) in Net Reserves
  Resulting From Unit Transactions                           (16,101,400)
                                                          --------------

Total Increase(Decrease) in Reserves                      $  241,649,904
                                                          --------------
                                                          --------------

The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1998 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              SMALL COMPANY BLEND

                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                               $   63,932,929
Common Stock                                         1,478,589,643
Adjustments to Investments
  to Reflect Market Value                               38,726,977
Investment Income Due & Accrued                            743,231
Remitted Items Not Allocated                             7,642,776
Receivable From Principal Life
  Insurance Company                                      1,480,072
                                                    --------------

Total Assets                                        $1,591,115,628
                                                    --------------
                                                    --------------

-------------------------------------------------------------------
                              LIABILITIES
Unallocated Reserves                                $1,582,444,317
Payable for Investments Purchased                        8,671,311
                                                    --------------

Total Liabilities                                    1,591,115,628
Surplus                                                          0
                                                    --------------

Total Liabilities and Surplus                       $1,591,115,628
                                                    --------------
                                                    --------------


                      SUMMARY OF CHANGES IN NET RESERVES
-------------------------------------------------------------------
                                    OPERATIONS
Investment Income:
  Dividend Income                       11,557,387
  Interest Income                        3,094,625
  Investment Fee Income                    104,858
  Change in Investment Income
      Earned But Not Collected             196,109
                                     -------------
Total Income                                              $   14,952,979
Expenses:
  Management Fees                                             10,118,189
                                                          --------------
Net Investment Income                                          4,834,790
Realized and Unrealized Gain(Loss):
  Realized Gain(Loss)                   22,459,664
  Change in Net Unrealized
    Appreciation/Depreciation
    of Investments                    (204,004,360)
                                     -------------
Net Gain(Loss)                                              (181,544,696)
                                                          --------------
Net Increase(Decrease) in Net Reserves
  Resulting From Operations                                 (176,709,906)
Customer Unit Transactions:
  Deposits and Net Transfers           347,829,405
  Annuity and Benefit Payments        (111,670,514)
  Funds Withdrawn                      (99,643,840)
  Plan Expenses                         (4,399,700)
                                     -------------
Net Increase(Decrease) in Net Reserves
  Resulting From Unit Transactions                           132,115,351
                                                          --------------

Total Increase(Decrease) in Reserves                      $  (44,594,555)
                                                          --------------
                                                          --------------

The pooled fund statements were prepared from the statutory-basis statements of the Separate Accounts of the Principal Life Insurance Company.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

        SCHEDULE A                                                                                               OMB NO. 1210-0016
        (FORM 5500)                                        INSURANCE INFORMATION                               ---------------------
Department of the Treasury
 Internal Revenue Service                                                                                               1998
      --------------
    Department of Labor               This schedule is required to be filed under section 104 of the           ---------------------
Pension and Welfare Benefits                  Employee Retirement Income Security Act of 1974.                      THIS FORM IS
      Administration                           FILE AS AN ATTACHMENT TO FORM 5500 OR 5500-C/R.                     OPEN TO PUBLIC
      --------------                   Insurance companies are required to provide this information                 INSPECTION
Pension Benefit Guaranty Corporation                  as per ERISA section 103(a)(2).
------------------------------------------------------------------------------------------------------------------------------------
For calendar year 1998 or fiscal plan year beginning                           March 1, 1998, and ending       February 28, 1999.
------------------------------------------------------------------------------------------------------------------------------------
  PART I MUST BE COMPLETED FOR ALL PLANS REQUIRED TO FILE THIS SCHEDULE.
                                                                                  ENTER MASTER TRUST OR 103-13 IE NAME IN PLACE
  PART II MUST BE COMPLETED FOR ALL INSURED PENSION PLANS.                        OF "SPONSOR" AND SPECIFY INVESTMENT ACCOUNT OR
                                                                                  103-12 IE IN PLACE OF "PLAN" IF FILING WITH DOL
  PART III MUST BE COMPLETED FOR ALL INSURED WELFARE PLANS.                       FOR A MASTER TRUST OR 103-12 IE.
------------------------------------------------------------------------------------------------------------------------------------
Named of plan sponsor as shown on line 1a of Form 5500 or 5500-C/R                             EMPLOYER IDENTIFICATION NUMBER
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.                                                           84  0910696
------------------------------------------------------------------------------------------------------------------------------------
Name of plan            ROCKY MOUNTAIN CHOCOLATE                                                     Three-digit
                        FACTORY, INC. 401(K) PLAN                                                    plan number         0 0 1
------------------------------------------------------------------------------------------------------------------------------------
PART I       SUMMARY OF ALL INSURANCE CONTRACTS INCLUDED IN PARTS II AND III
             Group all contracts in the same manner as in Parts II and III.
------------------------------------------------------------------------------------------------------------------------------------
1   Check appropriate box:  a / / Welfare plan              b /X/ Pension plan            c / / Combination pension and welfare plan
------------------------------------------------------------------------------------------------------------------------------------
2   Coverage:                                                 (b) Contract       (c) Approximate number      Policy or contract year
                (a) Name of insurance carrier                 or identification  of persons covered at end   -----------------------
                                                                  number         of policy or contract year  (d) From    (e) To
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL LIFE INSURANCE COMPANY                          4-12731                                   116      03/01/98    02/28/99
------------------------------------------------------------------------------------------------------------------------------------
3   Insurance fees and commissions paid to agents and brokers:                                                (d) Fees paid
    (a) Contract or         (b) Name and address of the agents or brokers to   (c) Amount of       ---------------------------------
    identification number           whom commissions or fees were paid         commissions paid    Amount               Purpose
------------------------------------------------------------------------------------------------------------------------------------
    4-12731                 J & H MARSH & MCLENNAN INC                                    2,882
                            1255 17TH ST STE 2100                                                      73     - PRORATED INCENTIVE
                            DENVER CO  80202-1501                                                               AMOUNT NOT CHARGED
                                                                                                                TO YOUR PLAN



------------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                 2,882        73
------------------------------------------------------------------------------------------------------------------------------------
4   Premiums due and unpaid at end of the plan year    $              : Contract or identification number     4-12731
------------------------------------------------------------------------------------------------------------------------------------
PART II      INSURED PENSION PLANS  Provide information for each contract on a separate Part II.  Where individual contracts are provided, the entire group of such individual contracts with each carrier may be treated as a unit for purposes of this report.
------------------------------------------------------------------------------------------------------------------------------------
    Contract or identification number   4-12731
------------------------------------------------------------------------------------------------------------------------------------
5   Contracts with allocated funds, (for example, individual policies or group deferred annuity contracts):

    a  State the basis of premium rates
                                          -----------------------------------------------------------------------------------------

    b  Total premiums paid to carrier     .....................................................................        0
                                                                                                                      --------------
    c  If the carrier, service, or other organization incurred any specific costs in connection with the acquisition
       or retention of the contract or policy, other than reported in 3 above, enter amount  ..................       --------------
       Specify nature of costs
------------------------------------------------------------------------------------------------------------------------------------

6   Contracts with unallocated funds, (for example, deposit administration or immediate participation guarantee contracts).  Do not include portions of these contracts maintained in separate accounts:

    a  Balance at the end of the previous policy year  ........................................................        54,707
                                                                                                                      --------------
    b  Additions: (i) Contributions deposited during year  .................................       16,782
                                                                                              -----------------
       (ii)  Dividends and credits  ........................................................            0
                                                                                              -----------------
       (iii) Interest credited during the year  ............................................        3,302
                                                                                              -----------------
       (iv)  Transferred from separate account  ............................................            0
                                                                                              -----------------
       (v)   Other (specify)                                                                            0
                               -------------------------------------------------------------  -----------------

       (vi)  Total additions  .................................................................................        20,084
                                                                                                                      --------------
    c  Total of balance and additions (add a and b (vi))  .....................................................        74,791
                                                                                                                      --------------
    d  Deductions:

       (i)   Disbursed from fund to pay benefits or purchase annuities during year  ........       16,133
                                                                                              -----------------
       (ii)  Administration charge made by carrier  ........................................            0
                                                                                              -----------------
       (iii) Transferred to separate account  ..............................................            0
                                                                                              -----------------
       (iv)  Other (specify)  Mkt Value Change..............................................          184
                                                                                              -----------------
       (v)   Total deductions  ................................................................................        16,317
                                                                                                                      --------------
    e  Balance at end of the current policy year (subtract d(v) from c)  ......................................        58,474
                                                                                                                      --------------
------------------------------------------------------------------------------------------------------------------------------------
7   Separate accounts:  Current value of plan's interest in separate accounts at year end  ....................       383,249
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500 OR 5500-C/R.       Cat No. 135051 SCHEDULE A (FORM 5500) 1998

--------------------------------------------------------------------------------

                       CERTIFIED SCHEDULE A INFORMATION






Principal Life Insurance Company hereby certifies that the information on the Schedule(s) A and supplements is complete and accurate to the best of our knowledge.



/s/ Todd Crandall
-------------------------------------------------
Signature


   8/23/1999
-------------------------------------------------
Date






                                                                         [LOGO]

--------------------------------------------------------------------------------

SCHEDULE P                                                ANNUAL RETURN OF FIDUCIARY                            OMB No. 1210-0016
(FORM 5500)                                               OF EMPLOYEE BENEFIT TRUST                            --------------------
Department of the Treasury                  FILE AS AN ATTACHMENT TO FORM 5500, 5500-C/R, OR 5500-EZ.                 1998
Internal Revenue Service                FOR THE PAPERWORK REDUCTION NOTICE, SEE THE FORM 5500 INSTRUCTIONS.    --------------------
                                                                                                               This Form is Open to
                                                                                                                 Public Inspection
-----------------------------------------------------------------------------------------------------------------------------------
For trust calendar year 1998
or fiscal year beginning                                   March 1, 1998, and ending                             February 28, 1999.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             PLEASE TYPE OR PRINT
-----------------------------------------------------------------------------------------------------------------------------------
  1a Name of trustee or custodian
  PLEASE TYPE OR PRINT
  TRUSTEE OF ROCKY MOUNTAIN CHOCOLATE
  FACTORY, INC. 401(K) PLAN
-----------------------------------------------------------------------------------------------------------------------------------
   b Number, street, and room or suite
     no. (If a P.O. box, see the
     instructions for Form 5500,
     5500-C/R, or 5500-EZ.)

   265 TURNER DRIVE
-----------------------------------------------------------------------------------------------------------------------------------
   c City or town, state, and ZIP code

   DURANGO, CO 81301-7941
-----------------------------------------------------------------------------------------------------------------------------------
2a Name of trust                                                      b Trust's employer identification number
   TRUST FOR ROCKY MOUNTAIN CHOCOLATE
   FACTORY, INC. 401(K) PLAN                                            42 0127290
-----------------------------------------------------------------------------------------------------------------------------------
3  Name of plan if different from name
   of trust
   ROCKY MOUNTAIN CHOCOLATE
   FACTORY, INC. 401(K) PLAN
-----------------------------------------------------------------------------------------------------------------------------------
4  Have you furnished the participating
   employee benefit plan(s) with the
   trust financial information required
   to be reported by the plan(s)?                                                                                    /X/ YES / / NO
-----------------------------------------------------------------------------------------------------------------------------------
5  Enter the plan sponsor's employer
   identification number as shown on
   Form 5500, 5500-C/R, or 5500-EZ                                                                  84 0910696
-----------------------------------------------------------------------------------------------------------------------------------

Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.


SIGNATURE OF FIDUCIARY                                   DATE
-------------------------------------------------------------------------------

INSTRUCTIONS

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

     Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

  1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

  2. Every custodian of a custodial account described in section 401(f).

HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

     If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

NOTE: TRUSTEES WHO DO NOT HAVE AN EIN MAY APPLY FOR ONE ON FORM SS-4, APPLICATION FOR EMPLOYER IDENTIFICATION NUMBER. YOU MUST BE CONSISTENT AND USE THE SAME EIN FOR ALL TRUST REPORTING PURPOSES.

SIGNATURE

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

- FORM 990-T--For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on FORM 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

- FORM 1099-R--If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

- FORM 945--If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use FORM 945, Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See CIRCULAR E, Employer's Tax Guide (Pub.
15), for more information.)

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                                                    SCHEDULE P (FORM 5500) 1997